UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 21, 2011

BENCHMARK ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-10560 (Commission File Number)	74-2211011 (I.R.S. Employer Identification No.)

3000 Technology Drive, Angleton, Texas	77515
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (979) 849-6550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On December 21, 2011, Benchmark Electronics, Inc. issued a press release announcing that its Ayudhaya, Thailand facility that was closed due to flooding had reopened. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

In addition, the Company issued another press release on December 21, 2011 announcing that it was resuming its 2010 stock repurchase program that was suspended in October due to the significant uncertainty regarding the ultimate impact of the flooding in Thailand. A copy of the press release is attached as Exhibit 99.2 hereto and is hereby incorporated herein by reference.
Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release dated December 21, 2011
Exhibit 99.2	Press release dated December 21, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Date: December 23, 2011	By:	/s/ Donald F. Adam
Donald F. Adam Chief Financial Officer

EXHIBITS INDEX

Exhibit
Number                                           Description

            Exhibit 99.1                                                  Press release dated December 21, 2011
            Exhibit 99.2                                                  Press release dated December 21, 2011